UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2006

FIRST HORIZON PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia 30005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                     Entry into a Material Agreement

Effective January 1, 2006, the Company and Bayer Healthcare Aktiengesellschaft (“Bayer”) amended their existing Distribution Agreement by way of revising certain of the Company’s payment requirements based on sales performance, establishing a baseline currency exchange rate formula, and establishing the term of Company’s distribution rights.  The amendment will be filed as an exhibit to the Company’s Report on Form 10-K for the year ending December 31, 2005.

Item 9.01                     Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	Chief Financial Officer

Date: January 6, 2006